SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 Schedule 13E-3
                        RULE 13e-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                 Amendment No. 7

                        Real Estate Associates Limited V
                              (Name of the Issuer)

                        Real Estate Associates Limited V
                     National Partnership Investments Corp.
                          Casden Investment Corporation
                              Charles H. Boxenbaum
                                 Bruce E. Nelson
                                 Henry C. Casden
                                 Alan I. Casden
                      (Name of Person(s) Filing Statement)

                          Limited Partnership Interests
                         (Title of Class of Securities)

                                    75585108
                      (CUSIP Number of Class of Securities)

                             STEVEN A. FISHMAN, ESQ.
                                BATTLE FOWLER LLP
                               75 EAST 55th STREET
                            NEW YORK, NEW YORK 10022
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                   This Statement is filed in connection with
                          (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934. b. [ ] The filing of a registration statement under the Securities Act of 1933. c. [ ] A tender offer. d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            Calculation of Filing Fee
                -----------------------------------------------------
                       $1,571,673.00               $314.00
                    Transaction Valuation*    Amount of filing fee
                -----------------------------------------------------


* For purposes of calculating the filing fee only. The filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, and equals 1/50 of one percent of the value of the cash being paid in connection with the transaction.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

759039.1

Amount Previously Paid:    $314.00
Form or Registration No:   Schedule 13E-3
Filing Party:              Real Estate Associates Limited V
Date Filed:                January 23, 1998


759039.1

                     NATIONAL PARTNERSHIP INVESTMENTS CORP.
                          9090 WILSHIRE BOULEVARD, #201
                             BEVERLY HILLS, CA 90211




                                                              September 18, 1998


Dear Unitholder:

On the reverse side you will find a copy of a recently-issued press release from National Partnership Investments Corp. As you will note, the consent solicitation period regarding the sale of properties in several limited partnerships, originally scheduled to expire September 10, 1998, has been extended until October 9, 1998 to provide sufficient time to allow more Unitholders to vote.

In the next few days you will be receiving further information specific to the partnership in which you are a unitholder. In the meantime, for your convenience, we have enclosed a duplicate consent card. To be sure your vote is represented, please sign, date and return this card as promptly as possible. The proposed sale is fully described in the previously provided Consent Solicitation Statement.

PLEASE RETURN YOUR SIGNED CONSENT FORM EITHER BY FACSIMILE TO 303-705-6171, OR IN THE ENCLOSED ENVELOPE BEFORE OCTOBER 9, 1998.

Remember - your vote is important. Because approval of the sale requires the affirmative vote of a majority-in-interest of the outstanding units of limited partnership interest, failure to vote will have the same effect as a vote against the sale.

If you have any questions, or if you would like to request an additional copy of the Consent Solicitation Statement, please do not hesitate to contact MacKenzie Partners, the Partnerships' consent solicitation agent, toll free at 800-322-2885 or collect at 212-929-5500.

                                         Very truly yours,


                                         National Partnership Investments Corp.


759064.1

FOR IMMEDIATE RELEASE

                                                Contact:
                                                Pat Toy
                                                National Partnership Investments
                                                (800) 666-6274
                                                Ellen A. Gulczynski
                                                MacKenzie Partners, Inc.
                                                (212) 929-5500

                 NATIONAL PARTNERSHIP INVESTMENTS CORP. EXTENDS
                   CONSENT SOLICITATION PERIOD FOR REAL ESTATE
                ASSOCIATES LIMITED AND OTHER LIMITED PARTNERSHIPS

         Beverly Hills, California - September 10, 1998 - National Partnership Investments Corp. (NAPICO), the California-based managing general partner of certain real estate limited partnerships, announced today the extension of eight consent solicitation periods regarding the sale of properties held in the following real estate limited partnerships:

               Real Estate Associates Limited
               Real Estate Associates Limited II
               Real Estate Associates Limited III
               Real Estate Associates Limited IV
               Real Estate Associates Limited V
               Real Estate Associates Limited VI
               Real Estate Associates Limited VII
               Housing Programs Limited

The consent solicitation periods scheduled to expire at 5:00 p.m., New York City Time on Thursday, September 10, 1998, have been extended to 5:00 p.m. New York City Time on Friday, October 9, 1998. The purpose of the extension is to ensure that all of the limited partners have adequate time to respond to the consent materials.

                                      # # #


759073.1

                                   SIGNATURES


After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Dated:               , 1998


                                        REAL ESTATE ASSOCIATES LIMITED V
                                        By Its General Partners

                                        NATIONAL PARTNERSHIP INVESTMENTS CORP.


                                        By:  /s/ Alan I. Casden
                                           ------------------------------------
                                             Alan I. Casden
                                             Vice-Chairman



                                        CASDEN INVESTMENT CORPORATION


                                        By:  /s/ Alan I. Casden
                                           ------------------------------------
                                             Alan I. Casden
                                             Chairman



                                             /s/ Henry C. Casden
                                           ------------------------------------
                                             Henry C. Casden



                                            /s/ Alan I. Casden
                                           ------------------------------------
                                             Alan I. Casden



                                            /s/ Charles H. Boxenbaum
                                           ------------------------------------
                                             Charles H. Boxenbaum




                                            /s/ Bruce E. Nelson
                                           ------------------------------------
                                             Bruce E. Nelson



759039.1